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                                                                  EXECUTION COPY


                                 FIRST AMENDMENT

         FIRST AMENDMENT, dated as of October 16, 2001 (this "Amendment"), to the Credit Agreement, dated as of September 6, 2001 (the "Credit Agreement"; unless otherwise defined herein, capitalized terms which are defined in the Credit Agreement are used herein as defined therein), among TESORO PETROLEUM CORPORATION, a Delaware corporation (the "Borrower"), the several banks and financial institutions or entities party thereto (each a "Lender" and, collectively, the "Lenders"), LEHMAN BROTHERS INC., as advisor, lead arranger and book manager (in such capacity, the "Arranger"), LEHMAN COMMERCIAL PAPER INC., as syndication agent (in such capacity, the "Syndication Agent"), ABN AMRO BANK N.V., BANK OF AMERICA, N.A., CREDIT LYONNAIS NEW YORK BRANCH and THE BANK OF NOVA SCOTIA, as co-documentation agents (in such capacity, the "Co-Documentation Agents") and BANK ONE, NA, as administrative agent (in such capacity, the "Administrative Agent").


                                   WITNESSETH:


         WHEREAS, the Borrower has requested the Lenders to consent to amendments to certain provisions of the Credit Agreement; and

         WHEREAS, the Lenders are willing to consent to the requested amendments, on and subject to the terms and conditions contained herein;

         NOW THEREFORE, in consideration of the premises and the agreements hereinafter set forth, the parties hereto hereby agree as follows:

                                   ARTICLE I.

                       AMENDMENTS TO THE CREDIT AGREEMENT

         Section 1.1. Amendments to Section 1.1 of the Credit Agreement. (a) The definition of "Supermajority Lenders" in Section 1.1 of the Credit Agreement is hereby amended by inserting, immediately following the words "Term Loans" in clause (b) of such definition, the following: "(other than Capital Markets Term Loans)".

         (b) The definition of "Eurodollar Rate" is hereby amended in its entirety to read as follows:

                  "Eurodollar Rate": with respect to a Eurodollar Loan for the relevant Interest Period, the quotient of (a) the Eurodollar Base Rate applicable to such Interest Period, divided by (b) one minus the Eurocurrency Reserve Requirement (expressed as a decimal) applicable to such Interest Period; provided that, with respect to Tranche B Term Loans only, the "Eurodollar Rate" for such Loans shall in no event be less than 3% for any Interest Period".


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                                                                               2

         (c) Section 1.1 of the Credit Agreement is hereby amended by adding thereto the following definitions in appropriate alphabetical order:

                  "Converted Amount": as defined in Section 2.1(e).

                  "First Amendment": the First Amendment, dated as of October 16, 2001, to this Agreement.

                  "First Amendment Effective Date": the date on which each of the conditions set forth in Section 2.1 of the First Amendment were satisfied.

                  "Related Fund": with respect to any Lender which is a fund that invests in loans, any other fund that invests in loans that is managed by the same investment advisor as such Lender or by an Affiliate of such Lender or such investment advisor.

         Section 1.2. Amendment to Section 2.1 of the Credit Agreement. Section
2.1 of the Credit Agreement is hereby amended by adding a new paragraph (e) thereto, as follows:

                  (e) On the First Amendment Effective Date, $150,000,000 of the Capital Markets Term Loans made on the Closing Date (the "Converted Amount") shall be converted to Tranche B Term Loans, and the Converted Amount shall, from and after the First Amendment Effective Date, be subject to all the terms of Tranche B Term Loans under this Agreement. The Converted Amount shall be allocated among the Capital Markets Term Loan Lenders pro rata based on their respective Capital Markets Term Loan Percentages as of the First Amendment Effective Date.

         Section 1.3. Amendments to Section 2.3 of the Credit Agreement. (a)
Section 2.3(c) is hereby amended by replacing the text of the lead-in paragraph thereof in its entirety with the following:

         The Tranche B Term Loan of each Tranche B Term Loan Lender shall mature in 24 consecutive quarterly installments, commencing on March 31, 2002, each of which shall be in an amount equal to such Lender's Tranche B Term Loan Percentage multiplied by the percentage set forth below opposite such installment of the sum of (i) the aggregate principal amount of the Tranche B Term Loans made on the Closing Date plus (ii) the Converted Amount:

         (b) Section 2.3(d) is hereby amended by replacing the first sentence of such paragraph in its entirety with the following:

         The Capital Markets Term Loan of each Lender shall mature on November 6, 2001; provided that the Arranger may elect, in its sole discretion, to extend the maturity date of the Capital Markets Term Loans on one or more occasions to a date on or before February 6, 2002 (November 6, 2001 or such later maturity date, as the case may be, the "Capital Markets Term Loan Maturity Date"); provided, further, that, if the Capital Markets Term Loans shall not have been repaid in full on or before the Capital Markets Term Loan Maturity Date with (x) the Net Cash Proceeds of the issuance of Take-Out



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         Debt in accordance with Section 2.10(b) and (y) to the extent such proceeds are sufficient to repay at least 85%, but not all, of the outstanding principal amount of the Capital Markets Term Loans, by payments with funds that are not required to be applied to mandatory prepayments pursuant to Section 2.10, then on the Capital Markets Term Loan Maturity Date the Borrower shall cause the Exchange Notes to be issued in accordance with Section 2.3(e).

         Section 1.4. Amendments to Section 2.11 of the Credit Agreement. (a)
Section 2.11(a) is hereby amended by deleting, in clause (i) of the proviso to the second sentence thereof, the words "and the Administrative Agent has, or the Majority Facility Lenders in respect of such Facility have, determined in its or their sole discretion not to permit such conversions".

         (b) Section 2.11(b) is hereby amended by deleting, in clause (i) of the first proviso to the first sentence thereof, the words "and the Administrative Agent has, or the Majority Facility Lenders in respect of such Facility have, determined in its or their sole discretion not to permit such continuations".

         Section 1.5. Amendment to Section 2.13 of the Credit Agreement. Section
2.13 of the Credit Agreement is hereby amended by adding a new paragraph (e) thereto, as follows:

                  (e) For the avoidance of doubt, the Converted Amount shall accrue interest in accordance with this Section 2.13 as Capital Markets Term Loans prior to the First Amendment Effective Date and as Tranche B Term Loans thereafter.

         Section 1.6. Addition of Section 2.22 of the Credit Agreement. Section 2 of the Credit Agreement is hereby amended by adding a new Section 2.22 thereto, as follows:

                  2.22 Revolving Credit Commitment Increases. (a) In the event that the Borrower wishes to increase the aggregate Revolving Credit Commitments at any time after the Syndication Date that no Default or Event of Default has occurred and is continuing, it shall notify the Administrative Agent and the Syndication Agent in writing of the amount (the "Offered Increase Amount") of such proposed increase (such notice, a "Revolving Credit Commitment Increase Notice"). The Borrower may, at its election, (i) offer one or more of the Lenders the opportunity to participate in all or a portion of the Offered Increase Amount pursuant to paragraph (b) below and/or (ii) with the consent of each Issuing Lender (which consents shall not be unreasonably withheld), offer one or more additional banks, financial institutions or other entities the opportunity to participate in all or a portion of the Offered Increase Amount pursuant to paragraph (b) below. Each Revolving Credit Commitment Increase Notice shall specify which Lenders and/or banks, financial institutions or other entities the Borrower desires to participate in such commitment increase. The Borrower or, if requested by the Borrower, the Syndication Agent will notify such Lenders and/or banks, financial institutions or other entities of such offer.

                  (b) Any additional bank, financial institution or other entity which the Borrower selects to offer participation in the increased Revolving Credit Commitments and which elects to become a party to this Agreement and obtain a Revolving Credit




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         Commitment in an amount so offered and accepted by it pursuant to
         Section 2.22(a)(ii) shall execute a New Revolving Credit Lender Supplement with the Borrower, the Administrative Agent and the Syndication Agent, substantially in the form of Exhibit O, whereupon such bank, financial institution or other entity (herein called a "New Revolving Credit Lender") shall become a Lender for all purposes and to the same extent as if originally a party hereto and shall be bound by and entitled to the benefits of this Agreement, provided that the Revolving Credit Commitment of any such new Lender shall be in an amount not less than $5,000,000. Any Lender which accepts an offer to it by the Borrower to increase its Revolving Credit Commitment pursuant to Section 2.22(a)(i) shall, in each case, execute a Revolving Credit Commitment Increase Supplement with the Borrower, the Administrative Agent and the Syndication Agent, substantially in the form of Exhibit P, whereupon such Lender shall be bound by and entitled to the benefits of this Agreement with respect to the full amount of its Revolving Credit Commitment as so increased. The effectiveness of any new Revolving Credit Commitment agreed to pursuant to a New Revolving Credit Lender Supplement or a Revolving Credit Commitment Increase Supplement executed pursuant to this paragraph (b) shall be subject to the condition that the Administrative Agent shall have received such legal opinions and other documents from the Borrower and its counsel with respect to the Revolving Credit Commitment increase as the Administrative Agent shall have reasonably requested.

                  (c) If any bank, financial institution or other entity becomes a New Revolving Credit Lender or any Lender's Revolving Credit Commitment is increased pursuant to Section 2.22(b), additional Revolving Credit Loans made on or after the effectiveness thereof (the "Re-Allocation Date") shall be made pro rata based on the Revolving Credit Percentages in effect on and after such Re-Allocation Date. In the event that on any such Re-Allocation Date there are Revolving Credit Loans outstanding, the Borrower shall make prepayments thereof and borrowings of Revolving Credit Loans so that, after giving effect thereto, such outstanding Revolving Credit Loans are held pro rata based on such new Revolving Credit Percentages.

                  (d) Notwithstanding anything to the contrary in this Section 2.22, (i) in no event shall any transaction effected pursuant to this
         Section 2.22 increase the aggregate amount of the Revolving Credit Commitments to more than $225,000,000 and (ii) no Lender shall have any obligation to increase its Revolving Credit Commitment unless it agrees to do so in its sole discretion.

         Section 1.7. Amendment to Section 3.3 of the Credit Agreement. Section 3.3(a) of the Credit Agreement is hereby amended by adding, immediately after the words "Revolving Credit Percentages" in the first sentence thereof, the following: "in effect on each day in respect of which such fee accrues".

         Section 1.8. Amendment to Section 6.1 of the Credit Agreement. Section 6.1(a) of the Credit Agreement is hereby amended by adding, immediately after the words "like qualification or exception" but before the subsequent comma, the following: "or any other material qualification or exception".



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         Section 1.9. Addition of Section 7.17 of the Credit Agreement. Section
7 of the Credit Agreement is hereby amended by adding a new Section 7.17 thereto, as follows:

                  7.17 Limitation on Assets of Excluded Subsidiaries. Permit the aggregate book value of the assets of all Excluded Subsidiaries to exceed $2,500,000 in the aggregate.

         Section 1.10. Amendments to Section 10.1 of the Credit Agreement. (a) Clause (i) of Section 10.1 is hereby amended by adding the following parenthetical at the end of such clause: "(provided that (x) extensions of the Capital Markets Term Loan Maturity Date pursuant to Section 2.3(d) may be effected in accordance with such Section and (y) any further extension of the Capital Markets Term Loan Maturity Date shall require the consent of the Supermajority Lenders in addition to any other consent required by this clause
(i))".

         (b) Section 10.1 is hereby amended by deleting the word "or" at the end of clause (viii) thereof, replacing the period at the end of clause (ix) thereof with "; or", and adding a new clause (x) thereto, as follows:

                  (x) amend Section 2.10(a) or 2.10(c) of without the consent of the Required Prepayment Lenders.

         Section 1.11. Amendments to Section 10.6 of the Credit Agreement. Paragraph (c) of Section 10.6 is hereby amended by (a) adding, immediately after the words "Control Investment Affiliate" in the first sentence of such paragraph, the words "or Related Fund", and (b) adding, in the first sentence thereof, at the end of the parenthetical which begins with the words "in each case other than", the words "and which amount shall be in the aggregate in the case of simultaneous assignments to Control Investment Affiliates or Related Funds".

         Section 1.12. Amendment to Credit Agreement Exhibits. The Credit Agreement is hereby amended by adding a new Exhibit O thereto in the form of Exhibit O hereto and a new Exhibit P thereto in the form of Exhibit P hereto.

                                  ARTICLE II.

                                  Miscellaneous

         Section 2.1. Conditions to the effectiveness of the Amendment . This Amendment shall become effective as of the date each of the conditions precedent set forth below shall have been fulfilled (the "First Amendment Effective Date"):

         (a) Amendment. The Administrative Agent shall have received this Amendment, executed and delivered by a duly authorized officer of the Borrower, each other Loan Party, each Agent and each Lender.

         (b) No Default. No Default or Event of Default shall have occurred and be continuing on such date or after giving effect to this Amendment.



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         (c) Representations and Warranties. Each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents and herein shall be true and correct in all material respects on and as of the First Amendment Effective Date as if made on and as of the First Amendment Effective Date after giving effect to the amendments effected hereby.

         (d) Fees. The Lenders, the Arranger, the Administrative Agent and the Syndication Agent shall have received all fees required to be paid on or before the First Amendment Effective Date.

         Section 2.2. Representation and Warranties. The Borrower represents and warrants to each Lender and the Administrative Agent as follows:

         (a) Corporate Power; Authorization; Enforceable Obligations; No Legal Bar.

         (i) The Borrower has the power and authority to execute and deliver this Amendment and to perform each of the Loan Documents as amended by this Amendment and each agreement or instrument contemplated hereby or thereby to which it is or will be a party.

         (ii) This Amendment has been duly executed and delivered by the Borrower and constitutes, and each other Loan Document as amended by this Amendment constitutes, a legal, valid and binding obligation of such party enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting creditors' rights generally and except as enforceability may be limited by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

         (b) Representations and Warranties in Loan Documents. The representations and warranties set forth in each Loan Document are true and correct in all material respects as if made on and as of the First Amendment Effective Date, except as they may specifically relate to an earlier date.

         Section 2.3. Continuing Effect of Credit Agreement. This Amendment shall not constitute an amendment of any provision of the Credit Agreement not expressly referred to herein and shall not be construed as an amendment, waiver or consent to any action on the part of any party hereto that would require an amendment, waiver or consent of the Agents, the Arranger or the Lenders except as expressly stated herein. Except as expressly waived hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.

         Section 2.4. Acknowledgment and Consent. Each of the Loan Parties hereby:

         (a) acknowledges and consents to the execution and delivery of this Amendment and performance of the Credit Agreement;

         (b) agrees that the term "Obligations" as defined in the Security Documents includes all of the Borrower's obligations under the Credit Agreement and that all references in




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such documents to the "Credit Agreement" refer to the Credit Agreement as defined in this Amendment and Consent;

         (c) agrees that all of the "Collateral" (as defined in the Security Documents) secures, and continues to secure, all of the Obligations of the Loan Parties referred to in paragraph (b) above; and

         (d) agrees that the execution and delivery of this Amendment and performance of the Credit Agreement shall not in any way affect such Person's obligations under any Loan Documents, as amended by this Amendment, to which such Person is a party, which obligations on the date hereof remain absolute and unconditional and are not subject to any defense, set-off or counterclaim.

         Section 2.5. Expenses. The Borrower agrees to pay or reimburse the Administrative Agent, the Syndication Agent, the Co-Documentation Agents and the Arranger for all of their reasonable out-of-pocket costs and expenses incurred in connection with (a) the negotiation, preparation, execution and delivery of this Amendment and any other documents prepared in connection herewith, and consummation of the transactions contemplated hereby and thereby, including the fees and expenses of Simpson Thacher & Bartlett, counsel to the Arranger, the Syndication Agent and the Administrative Agent and (b) the enforcement or preservation of any rights under this Amendment and any other such documents.

         Section 2.6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

         Section 2.7. Counterparts. This Amendment may be executed in any number of counterparts by the parties hereto, each of which counterparts when so executed shall be an original, but all counterparts taken together shall constitute one and the same instrument.

                     [Rest of page left intentionally blank]



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         IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the date first above written.


                                   TESORO PETROLEUM CORPORATION



                                   By: /s/ SHARON L. LAYMAN
                                      -----------------------------------------
                                   Name:   Sharon L. Layman
                                   Title:  Vice President and Treasurer



                                   LEHMAN BROTHERS INC., as Arranger


                                   By: /s/ MICHELE SWANSON
                                      -----------------------------------------
                                   Name:   Michele Swanson
                                   Title:  Vice President

                                   BANK ONE, NA, as Administrative Agent and as a Lender


                                   By: /s/ FRANK L. GROSSMAN
                                      -----------------------------------------
                                   Name:   Frank L. Grossman
                                   Title:  Director - Capital Markets


                                   LEHMAN COMMERCIAL PAPER INC., as
                                   Syndication Agent and as a Lender


                                   By: /s/ MICHELE SWANSON
                                      -----------------------------------------
                                   Name:   Michele Swanson
                                   Title:  Vice President



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                                   ABN AMRO BANK N.V., as Documentation
                                   Agent and as a Lender


                                   By: /s/ JAMIE CONN
                                      -----------------------------------------
                                   Name:   Jamie Conn
                                   Title:  Group Vice President

                                   By: /s/ JOHN REED
                                      -----------------------------------------
                                   Name:   John Reed
                                   Title:  Assistant Vice President


                                   BANK OF AMERICA, N.A., as Documentation
                                   Agent and as a Lender


                                   By: /s/ CLAIRE LIU
                                      -----------------------------------------
                                   Name:   Claire Liu
                                   Title:  Managing Director


                                   CREDIT LYONNAIS NEW YORK BRANCH,
                                   as Documentation Agent and as a Lender



                                   By: /s/ BERNARD WEYMULLER
                                      -----------------------------------------
                                   Name:   Bernard Weymuller
                                   Title:  Senior Vice President


                                   THE BANK OF NOVA SCOTIA,
                                   as Documentation Agent and as a Lender


                                   By: /s/ N. BELL
                                      -----------------------------------------
                                   Name:   N. Bell
                                   Title:  Assistant Agent


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Acknowledged and Consented:


FAR EAST MARITIME COMPANY
GOLD STAR MARITIME COMPANY
TESORO FINANCIAL SERVICES HOLDING
COMPANY
VICTORY FINANCE COMPANY

By:   /s/ SHARON L. LAYMAN
   ------------------------------------
   Name:  Sharon L. Layman
   Title: Attorney-in-Fact

DIGICOMP INC.
KENAI PIPE LINE COMPANY
SMILEY'S SUPER SERVICE, INC.
TESORO ALASKA COMPANY
TESORO ALASKA PIPELINE COMPANY
TESORO AVIATION COMPANY
TESORO GAS RESOURCES COMPANY, INC.
TESORO HAWAII CORPORATION
TESORO HIGH PLAINS PIPELINE COMPANY
TESORO MARINE SERVICES HOLDING COMPANY
TESORO MARINE SERVICES, INC.
TESORO MARITIME COMPANY
TESORO NORTHSTORE COMPANY
TESORO PETROLEUM COMPANIES, INC.
TESORO REFINING, MARKETING & SUPPLY COMPANY
TESORO SOUTH PACIFIC PETROLEUM CORPORATION
TESORO TECHNOLOGY COMPANY
TESORO WEST COAST COMPANY


By:   /s/ SHARON L. LAYMAN
   ------------------------------------
   Name:  Sharon L. Layman
   Title: Vice President and Treasurer
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TESORO VOSTOK COMPANY

By:     /s/ SHARON L. LAYMAN
   -------------------------------------
   Name:    Sharon L. Layman
   Title:   Vice President and Treasurer